UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 5, 2022

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Lenox Rd. NE, Suite 1500, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 1, 2022, Lien Escalona resigned as the Chief Financial Officer of Alzamend Neuro, Inc. (the “Company”), effective immediately. On August 5, 2022, the Company appointed David J. Katzoff, who has been serving as the Company’s Chief Operating Officer, as its new Chief Financial Officer.

Mr. Katzoff joined the Company on a part-time basis in November 2019, serving as the Senior Vice President of Operations from November 2019 to December 2020, and served as Chief Operating Officer between December 2020 and August 2022. Since January 2019, Mr. Katzoff has served as Senior Vice President of Finance of BitNile Holdings, Inc., a publicly traded diversified holding company focused primarily on the digital mining, investment, defense/aerospace, industrial, automotive, medical/biopharma and textile industries. Since December 2021, Mr. Katzoff has served as the Chief Financial Officer of Imperalis Holding Corp., a publicly listed company. Since February 2021, Mr. Katzoff has served as the Vice President of Finance of Ault Disruptive Technologies Corporation, a publicly traded special purpose acquisition company. From 2015 to 2018, Mr. Katzoff served as Chief Financial Officer of Lumina Media, LLC, a privately-held media company and publisher of life-style publications. From 2003 to 2017, Mr. Katzoff served a Vice President of Finance of Local Corporation, a publicly held local search company. Mr. Katzoff received a B.S. degree in Business Management from the University of California at Davis.

There are no family relationships between Mr. Katzoff and any other director or executive officer.

There were no arrangements or understandings between the Company or any other person and Mr. Katzoff pursuant to his appointment and no disclosure is required under Item 404(a) of Regulation S-K.

Mr. Katzoff does not have an employment agreement with the Company and, presently, no changes are being made to Mr. Katzoff’s compensation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit No.	Description
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: August 5, 2022	/s/ Henry Nisser
Henry Nisser
Executive Vice President and General Counsel